ASP isotopes

CORPORATE PRESENTATION

April 2026

Forward-looking statements

This presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as "believes," "plans," "anticipates," "expects," "estimates," "projects," "will," "may," "might," and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to: the anticipated production quantities and timing for the commencement of commercial supply of enriched isotopes to customers; the expected growth of the radiopharmacy business; the anticipated progress and timing for completion of Phase 1 and 2 of the Renergen helium project; the ability to fund completion of the development of the Renergen helium project; anticipated production quantities and supply of helium and LNG upon completion of Phase 1 and 2 of the Renergen helium project; the outcome of the company's initiative to commence enrichment of uranium in South Africa and the company's discussions with nuclear regulators in South Africa, the United States or the United Kingdom; the outcome of QLE's collaboration with The South African Nuclear Energy Corporation (Necsa); the commencement of research, development and production activities in the United States or the United Kingdom; QLE's anticipated growth strategies and anticipated trends in QLE's business; statements relating to QLE's strategic partnerships or commercial initiatives and relationships with Fermi America, TerraPower and Necsa; the application of new technology for the enrichment of isotopes; the planned construction of additional isotope enrichment facilities; and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of enriched isotopes or helium and LNG, future performance under contracts, and our strategies for product development or extraction of resources, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: the outcomes of various strategies and projects undertaken by the Company; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; our future capital requirements and sources and uses of cash; our ability to obtain funding for our operations and future growth; whether we succeed in obtaining permissions and regulatory approvals required to test and develop our enrichment technologies on uranium in South Africa, the United Kingdom or elsewhere; our reliance on the efforts of third parties; our ability to complete the construction and commissioning of our enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of our industry; and the factors disclosed in Part I, Item 1A. "Risk Factors" of the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and any amendments thereto and in the company's subsequent reports and filings with the U.S. Securities and Exchange Commission. All forward-looking statements are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

This presentation includes market and industry data and forecasts that we obtained from internal research, publicly available information and industry publications and surveys. Such information could be wrong because of the method by which sources obtained their data and because information cannot always be verified with certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data-gathering process and other limitations and uncertainties.

ASP Isotopes: Goal to Strengthen Access to Critical Materials

Scaling capacity, expanding portfolio, and improving unit economics

What We Do

Differentiated Isotope Enrichment Platform

- Aerodynamic Separation Process (ASP)
- Quantum Enrichment (QE)

High-Value End Markets

Electronics | Nuclear Medicine | Nuclear Energy[1]

Growing Diversified Operating Footprint

U.S. | Europe | South Africa

Three Isotope Enrichment Facilities Built in South Africa

Yb-176 | Si-28 | C-14

Value Drivers

- **Scale Capacity** across enrichment programs to meet growing demand
- **Broaden the Portfolio** to capture more of the value chain
- **Improve Unit Economics** through proprietary process optimization
- **Strategic Partnerships** to accelerate commercialization

Proof & Milestones

Advancing Lead Assets

Technical progress across Yb-176, Si-28, and C-12 enrichment programs

Building Commercial Traction

Customer engagement and supply agreements in high-value end markets

First Commercial Shipments[2]

Si-28 · C-14 · Yb-176

The Energy Act of 2020[3] defines a "critical material" as:

Any non-fuel mineral, element, substance or material that the Secretary of Energy determines: (i) has a high risk of supply chain disruption; and (ii) serves an essential function in one or more energy technologies, including technologies that produce, transmit, store, and conserve energy.

[1] Our enrichment technologies cannot be tested on uranium unless and until required regulatory approvals and permissions have been obtained.
[2] Delivery dates reflect management targets and are subject to operational readiness. C-14: Carbon-14; Si-28: Silicon-28; Yb-176: Ytterbium-176.
[3] Section 7002(a), Energy Act of 2020 (P.L. 116-260).

ASP Isotopes: Corporate Structure

ASP Isotopes Inc.
Delaware, US
NASDAQ (ASPI)

PET Labs — Radiopharmacy Platform

Scalable PET isotope manufacturing for the nuclear medicine market

- **Three Radiopharmacies** supplying thousands of doses of radiomedicines every year.
- **Emerging Pipeline of Theranostics** to treat oncology.
  - Alpa Theranostics
  - IsoBio
  - Opeongo

ASP Isotopes — Stable Isotopes Production Platform

Three stable isotope production facilities in South Africa

- **Silicon - 28** for next generation semiconductors
- **Carbon - 14** for nuclear medicine
- **Ytterbium - 176** for nuclear medicine

Plans to construct additional facilities in Iceland, UK and U.S.A.

Renergen — Helium & LNG Production

Virginia Gas Project

Helium – Noble gas used in production of semiconductors, healthcare and rocketry.

LNG – Liquified natural gas for energy.

Quantum Leap Energy — Capturing a Fragile Nuclear Fuel Supply Chain

QLE plans to supply:

- Much needed conversion services.
- Enriched U-235 via QE and ASP technology[1]
- Deconversion of enriched uranium for fuel fabrication.
- Lithium - 7 which is critical to pH control in PWRs and molten salt reactors
- Lithium – 6 for use in future nuclear fusion

Nuclear Medicine	Electronic Gases (inc. Helium)	LNG	Nuclear Fuels

[1] Our enrichment technologies cannot be tested on uranium unless and until required regulatory approvals and permissions have been obtained.

Three Strategic, Multi-Billion Dollar Market Opportunities

Isotopes have one of the most severely compromised supply chains of any material in the world. The US Department of Energy and the majority of Western governments identify isotopes as critical materials.[1]

Electronics

Supplying materials for next-generation computing

- Quantum computing, quantum sensing, and AI are expected to drive demand for isotopically enriched materials, helium, and fluorinated gases.
- ASP Isotopes has signed Silicon-28 supply agreements with leading industry participants.[1]
- Helium and other electronic gases for semiconductor manufacturing

Nuclear Medicine

Supporting growing demand for medical isotopes

- Medical isotope demand is increasing as radiopharmaceuticals gain broader adoption in oncology.[2]
- ASP Isotopes is building enrichment capacity to support Lu-177 and other high-value isotope applications.[2]

Nuclear Energy

Positioned for advanced nuclear fuel demand

- Through QLE, the company is pursuing initiatives tied to next-generation nuclear fuel production.[3]
- These efforts are intended to support the future fuel needs of SMRs and advanced reactors.[3]

[1] U.S. DOE Isotope Program identifies isotopes as critical to national security, medicine, and advanced manufacturing (DOE Office of Science). [2] Radiopharmaceuticals market projected at ~10.8% CAGR to $19.7Bn by 2033 (DataM Intelligence); Lu-177 market $2.1Bn (2024), projected $7.4Bn by 2034 (InsightAce Analytic). [3] NEI estimates ~3,000 MT HALEU demand by 2035; no Western producer at commercial scale (ASPI/QLE Press Releases; Nuclear Energy Institute. Our enrichment technologies cannot be tested on uranium unless and until required regulatory approvals and permissions have been obtained.

ASP isotopes

ASP Isotopes: Operation Updates

Expected Q2 2026 Milestones

Si-28 Electronic
First enriched Si-28 product expected to ship in Q2

Expected 2H 2026 Milestones

C-14 Nuclear Medicine
Targeting initial C-14 commercial shipments around mid-year, depending on arrival of feedstock from Canadian customer[1]

Yb-176 Nuclear Medicine
Targeting initial commercial shipments for YB-176 around mid-year/Q3

Helium Electronic
Expect to obtain Helium Phase 1 nameplate capacity in Q3

Radiopharmaceuticals Nuclear Medicine
Continue growth of radiopharmacy operations
Advance multiple pipeline assets towards Phase 1 human clinical trials[1]

EBITDA TARGET: >$300 Million in 2031[2]

[1] Operational milestones represent current expectations of management based on information available as of the date hereof. [2] EBITDA target is a management estimate based on current business plans and assumptions; not a guarantee of future performance.

What is Isotope Enrichment?

Isotope enrichment is the process of **increasing the concentration of a desired isotope**. For example, enriched Silicon-28 has a concentration of 99.995%+ vs its 92.2% natural concentration, removing Silicon-29 and 30 isotopes

What is an Isotope?

- Atoms of the **same element** with the same number of protons but **different numbers of neutrons**
- Similar **chemical behavior** but can have different **physical properties**, including mass
- Can be **stable** or **radioactive**, depending on the structure of the nucleus

ATOMIC STRUCTURE



Atoms
^{1}H
^{12}C
^{18}O
10
8
8
Hydrogen
Carbon
Oxygen
Proton
Neutron
Electron

Sources: IAEA: What are Isotopes? | Energy.Gov: DOE Explains Isotopes

Enriched Isotopes are a Critical but Compromised Supply Chain

Enriched isotopes have one of the most **severely compromised supply chains of any material in the world with most of the world reliant on Russia for supply.**

85% Russia (85%)

15% Rest of the world (15%)

ASP Isotopes is working to address this problem.

Isotope Market Producers[1]



85%
15%
Russia (85%)
Rest of the world (15%)



Key Technologies

Differentiated technology platform built to serve large, supply-constrained, high-value isotope markets.

ASP isotopes

Two Complementary Enrichment Platforms

AERODYNAMIC SEPARATION PROCESS (ASP)

Utilizes **gaseous diffusion** via a stationary wall centrifuge paired with proprietary flow directors to separate isotopes of varying atomic mass. Best suited for **lighter gases**.

KEY ADVANTAGES

- **Best-in-class for lighter gases** (Si-28, C-12, C-14)
- **Scalable volume production**
- **Superior cost** vs. competitors globally

ASP SEPARATION PROCESS



QUANTUM ENRICHMENT (QE)

Employs **precisely tuned lasers** and quantum mechanical principles to separate isotopes based on **unique transition energies**. Ideal for **heavier metals**.

KEY ADVANTAGES

- **Most metals enrichable** (Yb-176, Li-6/7, etc.)
- **Extremely capital light**
- **High selectivity** for precise isotope targeting

QE LASER ENRICHMENT PROCESS


Heavy isotope
Light isotope
Ionized light isotope
(-) Charge Collector
Tailstream
Vapor Flow
Laser

Our enrichment technologies cannot be tested on uranium unless and until required regulatory approvals and permissions have been obtained.

ASP isotopes

Production Plants: C-14, Si-28 & Yb-176



Carbon-12/ 14 (C-12/ C-14)

Enriched Carbon-12 for advanced semiconductor and quantum computing substrates. Critical feedstock for next-gen chip manufacturing.



Silicon-28 (Si-28)

Enriched Silicon-28 for Gate All Around transistors and advanced thermal management in next-generation semiconductors.



Ytterbium-176 (Yb-176)

Enriched Ytterbium-176 for nuclear medicine theranostics. Precursor to Lutetium-177, a key cancer treatment isotope.

ASP isotopes



Electronics

Semiconductors and Quantum Sensing

Electronics: Positioned Across the Specialized Gases Value Chain

Electronic Gases

~$12 Bn+

Estimated global market for electronic gases (estimated 7.5% CAGR)[1]

ASP Isotopes is building a strategic position across high-value segments of the specialized electronic gases supply chain[2]



Silicon-28 for next generation Gate All Around Transistors[3]
Fluorinated Gases and Helium
Unique Isotopes
01
Silane Gas
02
Epitaxy Boules
03
300mm Wafers
04
EUV Laser Etching
05
Semiconductor Layers
06
Dicing Chips
07
Chip Packaging
08
Sealed Chips
09
Ready for Gadgets

1. Electronic specialty gases market projected to reach ~$11.3B by 2030 at 6.8% CAGR. Source: Strategic Market Research (2024). 7.5% CAGR reflects company estimates for sub-segments relevant to ASP Isotopes. 2. This slide contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. ASP Isotopes' strategic positioning is subject to market, regulatory, and operational risks 3. Si-28 for Gate-All-Around (GAA) transistors reflects management's view of anticipated semiconductor industry demand; commercial adoption timelines are uncertain.

ASP isotopes

Silicon-28: Enabling Next-Generation Semiconductors

>$2 Bn

Estimated global market for silane in semiconductor applications

Standard silicon environment:
Heat generation due to Silicon-29 and Silicon-30 scattering Phonons


Si-30
Si-29
PHONON FLOW
HEAT

Enriched Silicon-28 environment
Reduced scattering supports improved thermal flow


PHONON FLOW
PHONON FLOW
PHONON FLOW

Simple visual representation of Phonon scattering causing thermal increases due to Si-29 and Si-30. Followed by a representation of phonon flow in enriched Silicon-28.

The #1 bottleneck in next-gen chip performance is heat dissipation and thermal conductivity. As chips shrink and power density rises, thermal management becomes the critical limiting factor — exactly where Silicon-28 delivers.

- Our enriched Silicon-28 is expected to be **fab-ready** (99.99999% chemical purity); at 99.9% isotopic purity, it delivers **160%–300% thermal conductivity gains** in next-gen GAA transistors.
- Removing Si-29 and Si-30 reduces phonon scattering, dramatically improving heat flow.
- All leading fabricators are racing to produce high-functional GAA chips. The leading costs driven by thermal issues are both energy consumption and shorter depreciation schedules — we believe our solution can address both in a significant way.

ASP isotopes

Quantum Computing

We plan to capture the next generation of chips through our zero spin isotopes for quantum uses.

Classical computers process information using bits that exist in one of two states (0 or 1). In contrast, quantum computers employ qubits, which can exist in a superposition of states (and entanglement), enabling them to represent and process multiple possibilities simultaneously.



It is critical that the materials deployed for these computers have ***zero-spin which reduces magnetic noise, increases coherence, and increases inference.***


^{28}Si

Enrichment of Silicon-28 and Germanium-70 to 99.995% isotopic purity with the chemical requirements for fabricators is expected to allow large fabs to utilize their current silicon and germanium infrastructure for quantum chips.


^{12}C

Enrichment of Carbon-12 to 99.995% isotopic purity is expected to allow for the production of diamond films and NV Diamond materials due to the zero spin characteristics of Carbon-12.

Other Materials, such as Ytterbium-171, Nitrogen-15 and others, are isotopes with lower or zero spin that we may produce for the industry.

Helium: Critical to Semiconductor Manufacturing

Why helium is essential for advanced chip fabrication

AI Chip Market Doubling by 2030
AI-driven chip market forecast to grow at a CAGR of ~16%[1]

Superior Thermal Conductivity
Ideal for precisely controlling wafer temperatures

Chemical Inertness
Prevents unwanted chemical reactions during fabrication

Used at Every Stage of Chipmaking
GPU cooling and advanced semiconductor fabrication

No Substitute & Rising Intensity
Helium use per wafer expected to increase with chip complexity

Helium Applications by Industry (%)



Semiconductor Mfg
30%
Defense Signals & Guidance
20%
Helium Hard Drives
18%
Cooling
17%
Fiber Optic
15%

Thermal Conductivity (W/mK)



Argon
0.018
Air
0.026
Nitrogen
0.026
Helium
0.152

[1] Source: MarkNtel Advisors, Global AI Chip Market Report (2025-30); valued at ~$118B in 2024, projected to reach ~$293B by 2030

Virginia Gas Project: Helium Expected by 3Q 2026

3Q 2026	$750M	~60%	12x
Nameplate Capacity for Helium	Conditional Commitments for Debt Funding[5]	Phase 1 LNG Contracted	Phase 2 vs Phase 1 Scale

PRODUCTION OVERVIEW

Phase 1 Production

- LNG: **~2,500 GJ/day** | Revenue **>$12M/yr**[1]
- Liquid Helium: **~58 MCF/day** | Revenue **>$8M-$19M/yr**[2]

2026 Milestones

- **Q1:** Completed drilling of wells required for Phase 1 project 4 months ahead of schedule
- **Q3:** Expect to obtain nameplate capacity for Helium

Phase 2 Expansion

- LNG: **~34,000 GJ/day** | Revenue **>$170M/yr**[1]
- Liquid Helium: **~900 MCF/day** | Revenue **>$120M/yr**[2]
- **~7%** of global helium production[3]

PRICING & FUNDING

Helium Pricing

- Spot: **variable**[2]
- Contract: **~$280-$400/Mcf**[4]
- Conc. **10x+ global avg**[3]

LNG Pricing

- Diesel-indexed: **~$12-$20/ GJ**[1]

Senior Debt Funding

- **$500M** U.S. DFC senior facility for Phase 2[5]
- **$250M** Standard Bank SA for Phase 2[5]
- **$40M** existing DFC loan (Phase 1)[5]

1: Assuming LNG selling price ~$14/GJ; 2: Variable helium pricing from $380-$1,200/MCF; 3: Based on est. global helium supply of ~6 BCF/yr; 4: Based on current market contract terms; 5: Conditional commitments for senior secured debt facilities for Phase 2, subject to final documentation

ASP isotopes

Fluorinated Gases: Enabling Semiconductor Manufacturing



ASP Isotopes' scientists have developed proprietary methods for manufacturing fluorinated compounds and have constructed a pilot plant in Pretoria with nameplate capacity of up to 220 tons per annum of fluorinated rare earth metals.

Specialized gases used across key semiconductor manufacturing steps

- Fluorine (F_2) and Fluorine mixtures (F_2/N_2), Phosphorus trifluoride (PF_3), Iodine pentafluoride (IF_5), and Selenium tetrafluoride (SeF_4) are used in plasma **etching** processes to selectively remove material and create precise patterns on semiconductor wafers.
- **Dopants** such as Germanium tetrafluoride (GeF_4) and Antimony pentafluoride (SbF_5) are introduced to modify electrical properties.
- Germanium tetrafluoride (GeF_4), Molybdenum hexafluoride (MoF_6), Niobium pentafluoride (NbF_5), and Selenium tetrafluoride (SeF_4) are used in **chemical vapor deposition** processes to deposit thin films of materials like silicon dioxide.

ASP isotopes

Electronics Isotopes

ISOTOPE	APPLICATION	R&D	EVALUATION	CONSTRUCTION	EXPECTED MARKET ENTRY	TECHNOLOGY
Carbon-12	QC, Semi's	✓	✓	✓	**2026**	ASP
Silicon-28	QC, Semi's	✓	✓	✓	**2026**	ASP
Germanium-70	QC	✓	✓	✓	**2026**	ASP
Yb-171	QC	✓	—	—	**2027+**	QE
Nitrogen-15	QC	✓	—	—	**2028**	—
C-14	BetaVoltaics	✓	✓	✓	**2028** (Demand driven date)	ASP
He-3	QC, Semi's	✓	—	—	**N/A**	Not Disclosed

✓ = Complete — = Pending ASP = Aerodynamic Separation QE = Quantum Enrichment

ASP isotopes



Nuclear Medicine

Theranostics, PET, and SPECT

PET (Positron Emission Tomography) and SPECT (Single Photon Emission Computed Tomography)

Introduction to Nuclear Medicine


ISOTOPES OF INTEREST
Stable Isotope
Short Half-Life Radioisotope
End Market
6 12.011 C Carbon
54 Xe Xenon 131.29
30 65.380 Zn Zinc
28 58.693 Ni Nickel
70 173.04 Yb Ytterbium
ASP isotopes
14C
68Ga
67Cu
64Cu
177Lu
PET Labs
Pharmacokinetic Tracing
MRI Contrast
PET Scan imaging
Oncology Treatment
Oncology Treatment (NHL, Prostate, NETs)
Oncology Treatment (NETs)

Currently, there are **severe shortages of all medical isotopes**

NHL (Non-Hodgkin Lymphoma); NETs (Neuroendocrine Tumors)

Theranostics: Targeting High-Value Cancer Treatment Isotopes

RADIOPHARMACEUTICAL THERANOSTICS

>$100 M

Estimated market for ^{176}Yb and ^{160}Gd

The radiopharmaceutical theranostics represents a significant opportunity in precision oncology, with **Lu-177** currently the leading commercial opportunity and **Tb-161** emerging as the next-generation therapeutic isotope.

ISOTOPE CONVERSION

^{176}Yb (Ytterbium-176) → ^{177}Lu (End Product)

^{160}Gd (Gadolinium-160) → ^{161}Tb (End Product)

Pluvicto Consensus Forecast (US$)[1]



$271M
$980M
$1.4B
~$2B
$2.5-3B
$3.2B+
$5B+
2022
2023
2024
2025E
2026E
2027E
2028E



Carrier-free route starting with 176Yb
176Yb
(n,γ)
177Yb
t½ = 1.9 hours
177Lu
t½ = 6.89 days



Production of 161Tb
160Gd
(n,γ)
161Gd
t1/2 = 3.3 minutes
161Tb
t1/2 = 6.95 days

The ^{177}Lu supply chain is fragile and experiencing bottlenecks[2]:

Russia has historically been the world's primary producer of ^{176}Yb. Supply disruptions for the critical isotope provide an opportunity for ASPI to meet demand requirements and capture significant market share.

The ^{161}Tb supply chain has almost no production and is widely believed to be the future of beta emitting theranostics:

Due to its production of Euger Electrons, ^{161}Tb is showing higher efficacy than its Lu-177 drugs[3] and is expected to be the future of beta emitting cancer treatment. Currently there is very limited supply.

1:GlobalData Analyst Consensus Forecast, Sept. 2024; 2:U.S. DOE National Isotope Development Center (NIDC) — isotopes.gov, July 2022; 3:Buteau et al., *Lancet Oncology*, Aug. 2025 (VIOLET trial, NCT05521412)

ASP isotopes

PET Labs: Building a Scalable Radiopharmacy Platform



International expansion

Expanding the radiopharmacy footprint following recent U.S. acquisitions, with additional opportunities under review.



SPECT-to-PET strategy

Leveraging acquisitions, cyclotron investment, and operating expertise to upgrade selected facilities and improve economics.



South African operating foundation

A strong market position in South Africa provides operating experience and know-how to support future growth.

PET Isotopes: Attractive Diagnostic and Therapeutic Opportunity

PET ISOTOPES

>$50 M

Global Market Size of ^{68}Zn and ^{64}Ni

- ^{68}Ga + ^{177}Lu — diagnostic/therapeutic pair. ^{68}Ga expected to 15x in demand.
- ^{64}Cu + ^{67}Cu — superior PET pair. ^{64}Cu for diagnostics, ^{67}Cu for therapeutics.



End Product
64Ni
Nickel-64
64Cu
Copper-64
68Zn
Zinc-68
68Ga
Galium-68
67Cu
Copper-67



~15x Increase in Market Demand
Structural Supply Gap
~75% of market demand not likely to be satisfied by generators
100% Supplied by Generators
~25% Supplied by Generators
Current
Projected

Demand growth and supply gap

^{68}Ga is the Key Diagnostic for Most Lutetium and Actinium Based Drugs in Development

- There are currently three FDA-approved ^{68}Ga labelled drug products[1].
- Additional near-term approvals and increase in use cases upon approval of PSMA therapeutic Radiopharmaceuticals likely drives a 15x increase in demand. Realizing demand from both alpha and beta therapeutics.

~15x Increase in Demand

^{64}Cu is considered the Superior PET Diagnostic and is the Key Diagnostic pairing for ^{67}Cu Drugs in Development

- ^{64}Cu is considered to be the best contrasting isotope for PET scanning. It also has a longer half life than ^{68}Ga making it easier to handle.
- The positron emission makes the ^{64}Cu and ^{67}Cu pairing a "perfect pair" for therapeutic treatment. This combo does not require a nuclear reactor.

^{64}Cu is the superior PET isotope driving growth for ^{67}Cu treatment

1: FDA.gov drug approvals database; PMC/NCBI, "Revolutionizing Prostate Cancer Detection," 2025;

Medical Isotopes

ISOTOPE	APPLICATION	R&D	EVALUATION	CONSTRUCTION	EXPECTED MARKET ENTRY	TECHNOLOGY
Ytterbium-176	Theranostics	✓	✓	✓	**2026**	QE
Carbon-14	Tracing	✓	✓	✓	**2026**	ASP
Gadolinium-160	Theranostics	✓	✓	—	**2027+**	QE
Zinc-68	PET / Theranostics	✓	✓	—	**2027+**	QE/ASP
Xenon-129	MRIs	✓	✓	—	**2027+**	ASP
Nickel-64	PET	✓	✓	—	**2027+**	QE

✓ = Complete — = Pending ASP = Aerodynamic Separation QE = Quantum Enrichment

ASP isotopes

Advance Multiple Drug Candidates Towards Human Clinical Trials

Targeted Radionuclide Therapy (TRT)

Antibodies or another vector conjugated with radioisotopes show great promise in targeted specific cancer antigens



Radiopharmaceutical
Radioactive Compound
Linker
Targeting Molecule
Target Protein
Cancer Cell

The drug candidates expected to advance towards human clinical trials in 2026[1] are part of a pipeline of VHH Nanobodies[2]

Traditional monoclonal antibodies (mAbs) face significant hurdles in oncology, primarily due to their large size (approx. 150 kDa).
VHH Nanobodies (approx.15 kDa) offer a paradigm shift for theranostics:

- **Superior Tumour Penetration:** Their small size allows them to penetrate dense solid tumour microenvironments that are often "impenetrable" to larger antibodies
- **Rapid Pharmacokinetics:** Minimizes "off-target" radiation exposure to healthy organs (like bone marrow) while maintaining high tumour-to-background ratios
- **High Stability & Solubility:** VHHs are incredibly robust, resisting temperature and pH extremes, making them ideal for the complex radiolabelling processes
- **Ease of Engineering:** Their single-domain nature allows for rapid sequence optimization via AI and modular construction into multi-specific formats (e.g., Bi-specifics)

[1] Operational milestones represent current expectations of management based on information available as of the date hereof.
[2] VHH: Variable domain of Heavy chain of Heavy-chain antibodies

ASP isotopes



Nuclear Energy

Capturing Uranium and Lithium Enrichment, Conversion, and Sourcing

Quantum Leap Energy: Capturing a Fragile Nuclear Fuel Line

Capacity Issues

- Limited capacity
- Concentrated material availability

Geopolitical & Market Risks

- Non-NATO oligopolies
- Materials diverted from the West
- Increasing geopolitical risk

Operational & Safety Risks

- Logistics and storage hazards
- Poor hazard mitigation for beta-emitting isotopes

Fuel & Reactor Constraints

- Insufficient materials for advanced reactors
- LEU+ required for reactor life extension



U3O8
UF6
UF6
UO2
Li7

QLE Plans to Supply:

- Much-needed conversion services
- Enriched U-235 *via* QE and ASP technology.[1]
- Deconversion of enriched uranium for fuel fabrication

QLE Plans to Produce

- Li-7 critical to pH control in PWRs and molten salt
- reactors Li-6 for future fusion

Creber Technology

- Designed to accelerate β-decay in Cesium-137 to Barium-137, thus reducing spent nuclear fuel storage risk

1 Our enrichment technologies cannot be tested on uranium unless and until required regulatory approvals and permissions have been obtained.

Quantum Leap Energy: Future Driver of Momentum & Growth

Our agreements with QLE allow for a future driver of economic growth from an expected 10% licensing royalty on revenues and 15% gross margin on ASPI's services for construction of QLE plants.

Planned Investment Phases:

- Invest (2025–2027): Significant investment in plant as path to revenue
- Deliver (2028–2029): Prove and scale
- Accelerate (2030–2031): Compound growth

Plant Types & Focus:

- Demonstration Plants: South Africa, UK, US
- Commercial Plants: South Africa, UK, US
- Waste Treatment: Canada, US
- Conversion/Deconversion: US

Expected Product Revenues:

- Initial revenue from Lithium expected in 2027/2028
- Waste treatment revenue expected to commence in 2028
- UF6 revenues expected to follow in 2029
- Uranium Enrichment expected to commence in 2027/28



INVEST
2025 - 2027
DELIVER
2028 - 2029
ACCELERATE
2030 >
Legend
Lithium Enrichment
Uranium Enrichment
Conversion/Deconversion
Waste Treatment
Demonstration (SA)
Demonstration (UK)
Demonstration (US)
Commercial (US)
Demonstration (SA)
Commercial (SA)
Commercial (UK)
Commercial (US)
Demonstration (SA)
Commercial (US)
Demonstration (CA)
Demonstration (US)
Commercial (US)
Lithium-6
Lithium-7
HALEU
UF_6
Accelerated Beta Decay

ASP isotopes



Milestones

ASP isotopes

ASP Isotopes: Operation Updates

Expected Q2 2026 Milestones

- **Si-28** Electronic
  First enriched product expected to ship in Q2

Expected 2H 2026 Milestones

- **C-14** Nuclear Medicine
  Targeting initial C-14 commercial shipments around mid-year, depending on arrival of feedstock from Canadian customer[1]
- **Yb-176** Nuclear Medicine
  Targeting initial commercial shipments for YB-176 around mid-year/Q3
- **Helium** Electronic
  Expect to obtain Helium Phase 1 Nameplate capacity in Q3
- **Radiopharmaceuticals** Nuclear Medicine
  Continue growth of radiopharmacy operations
  Advance multiple pipeline assets towards Phase 1 human clinical trials[1]

EBITDA TARGET: >$300 Million in 2031[2]

[1] Operational milestones represent current expectations of management based on information available as of the date hereof. [2] EBITDA target is a management estimate based on current business plans and assumptions; not a guarantee of future performance.

Financial Performance & Capital Position

REVENUE GROWTH TRAJECTORY ($M)



Revenue Breakdown ($M)
Radiopharmaceuticals
Collaboration
SKBL
$23.8M
18.1
5.7
$4.1M
0.2
3.9
$0.4M
FY2023
FY2024
FY2025

BALANCE SHEET & CAPITAL

2025 Total Revenue	$23.8M
Specialized Isotopes and Services	$5.7M
Construction Services (Skyline)	$18.1M
Cash, Cash Equivalents and Short-term Marketable Securities (as of 12/31/2025)	$333M
Capital Raised '25	$345M+

ASP isotopes

Range of EBITDA by Product Categories in 2031



Electronic Gases
Natural Gas
Medical Isotopes
Radiopharmaceuticals
Combined EBITDA ($M)
$700
$600
$500
$400
$300
$200
$100
$0
$40M
$40M
$100M
$150M
$100M
$100M
$200M
$300M
Low Range
High Range

EBITDA contribution by segment — EBITDA Target: >$300 Million in 2031

EBITDA targets are management estimates based on current business plans and assumptions; not a guarantee of future performance. Ranges represent low and high case scenarios.

Senior Executives



PAUL MANN

Chief Executive Officer and Executive Chairman

- Co-founded ASP Isotopes in September 2021
- 25+ years of experience on Wall Street investing in healthcare and chemicals companies at Soros Fund Management, Highbridge Capital and Morgan Stanley
- M.A. and M.Eng (Chemical Engineering) from Cambridge University, Research Scientist at Procter and Gamble. CFA charter holder



HEATHER KIESSLING

Chief Financial Officer

- 30+ years experience with life science and high-tech companies
- Managing Director at Danforth Advisors LLC, a life science consulting firm
- Held finance leadership roles at Cytonome/ST, LLC and AutoImmune Inc.
- CPA and holds a BA from University of California, San Diego, and an MBA from University of Michigan Graduate School of Business



ROBERT AINSCOW

Co-Chief Operating Officer

- Co-Founder, ASP Isotopes
- 20+ years experience on Wall Street in Capital Markets, Asset-Backed Finance, and Control at Investec Bank, Bear Stearns, and Morgan Stanley
- B.A. (Joint Hons) in Law and Modern Languages from Bristol University

ASP isotopes

Senior Management

DR. HENDRIK STRYDOM
Chief Technology Officer

- 40+ years in isotope enrichment; co-developed ASP technology
- Former scientist at SA Atomic Energy Corp; co-founded Klydon in 1993
- PhD (Physics), University of Natal; MSc, University of Port Elizabeth

DR. XANDRA VAN HEERDEN
Head of R&D

- Chemical Engineer with 8+ years in biomedical engineering and separation technology
- Former senior lecturer at University of Pretoria specializing in mass transfer
- PhD in Chemical Engineering, University of Pretoria

HEINO VAN WYK
Head of Engineering

- Extensive EPCM experience across petrochemical, chemical, water and renewable energy
- Designed, procured, constructed and commissioned several isotope separation plants since 2016
- BEng Chemical Engineering, University of Pretoria

DR. GERDUS KEMP
CEO of PET Labs

- CEO of PET Labs, ASP Isotopes' nuclear medicine subsidiary
- Leading global expansion including US radiopharmacy acquisition in 2025
- PhD in Inorganic Chemistry, University of Johannesburg

STEFANO MARANI
President, Electronics and Space

- CEO and co-founder of Renergen; led Virginia Gas Project to helium production
- Previously at Morgan Stanley and Deutsche Bank; structured finance expertise
- BSc Actuarial Science, University of the Witwatersrand

NICK MITCHELL
Co-Chief Operating Officer

- Former COO of Renergen; co-pioneered natural gas use in heavy-duty vehicles in SA
- Operational leadership of Virginia Gas Project helium and LNG production
- Key role integrating Renergen operations into ASP Isotopes

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Board of Directors

PAUL MANN
Executive Chairman

- Co-founded ASP Isotopes in September 2021
- 25+ years on Wall Street at Soros Fund Management, Highbridge Capital and Morgan Stanley
- MA and MEng (Chemical Engineering), Cambridge University; CFA Charterholder

DR. MIKE GORLEY
Nom. & Corp. Governance Committee

- Chief Technologist at UK Atomic Energy Authority
- Expert in fusion technology and nuclear materials
- DPhil Materials Science, University of Oxford

RALPH L. HUNTER
Director

- 30+ years in the nuclear power industry
- Former VP, Constellation Energy; Chair, US CNTAC
- MEng Nuclear Engineering, Univ. of Florida

SIPHO MASEKO
Director

- Former CEO of Telkom SA; former MD of Vodacom SA
- NED at Shoprite and KAP; 14 years at BP Africa
- BA, Univ. of Witwatersrand; LLB, UKZN

DR. DUNCAN MOORE
Audit, Comp. & Nom. Gov. Committees

- Partner at East West Capital Partners
- Top-ranked pharma analyst, Morgan Stanley (1991-2008)
- PhD Biochemistry, Cambridge University

ROB RYAN
Audit & Nom. Corp. Gov. Committees

- Private investor with 30+ years in investment banking
- Former Partner and MD at Balbec Capital LP
- LLB, University of Leicester

DR. TODD WIDER
Audit & Compensation Committees

- Exec. Chairman and CMO, Emendo Biotherapeutics
- 20+ years medical staff at Mount Sinai Hospital
- MD, Columbia P&S; AB, Princeton

ASP isotopes